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                                                                   Exhibit 10.24

     The undersigned, Eric Gravell, Executive Vice President and member of the Board of Directors of Chipcards, Inc., a California corporation (the "Corporation"), represents that the following material contracts required to be filed as part of the Corporation's registration statement on Form SB-2 are, to the best of his knowledge, fair and accurate English translations of the Chinese originals:



     1. Sino Foreign Joint Venture Agreement, dated February 18, 2000, between the Company and Shandong Huang Tai Industrial Group

     2. Agreement for Extending the Deadline of Foreign Investment Contribution, dated August 12, 2000 between the Company and Shandong Huang Tai Industrial Group of China.

     3. Agreement of Purchase of Equipment, dated February 18, 2000, between the Company and China Card I.C. (Shanghai) Co., Ltd.

     4. Supplemental Agreement amending the Agreement of Purchase of Equipment, the Agreement of Raw Materials and Sales and the Technical Services and Patent Technology Licensing Agreement, between the Company and China Card I.C. (Shanghai) Co., Ltd.

     5. Addendum to the Agreement for Purchase of Equipment, between the Company and China Card I.C. (Shanghai) Co., Ltd.

     6. Addendum to the Agreement for Purchase of Equipment, dated November 10, 2000, between the Company and China Card I.C. (Shanghai) Co., Ltd.

     7. Agreement of Raw Materials and Sales, dated February 18, 2000, between the Company and China Card I.C. (Shanghai) Co., Ltd.

     8. Technical Support Agreement, dated February 18, 2000, between the Company and China Card I.C. (Shanghai) Co., Ltd.

     9. Technical Services and Patent Technology Licensing Agreement, dated February 18, 2000, between the Company and China Card I.C. (Shanghai) Co., Ltd.

     10. Materials Processing Agreement between the Company and China Card I.C. (Shanghai) Co., Ltd.

     11. Agreement of Purchase of Equipment, dated April 1, 2000, between the Company and Shandong Huaguan Group General Company.

     12. Agreement for Purchase of Raw Materials, dated April 1, 2000, between the





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          Company and Shandong Huaguan Group General Company

     13. Technical Services and Licensing Agreement, dated April 1, 2000, between the Company and Shandong Huaguan Group General Company.

     14. Supplemental Agreement amending the Agreement of Purchase of Equipment, the Agreement for Purchase of Raw Materials and Sales and the Technical Services and Patent Technology Licensing Agreement, between the Company and Shandong Huaguan Group General Company

     15. Agreement of Purchase of Equipment, dated May 8, 2001, between the Company and Hainan Pacific New High Tech Company.

     16. Technical Services and Licensing Agreement, dated May 8, 2001, between the Company and Hainan Pacific New High Tech Company.

     17. Agreement for Purchase of Equipment and Supplement, dated June 28, 2001, between the Company and Beijing Zhong Dun Security Technology Development Company on behalf of the Ministry of Security No. 1 Research Institute.

     18. Technical Services and Licensing Agreement dated June 28, 2001 between the Company and Beijing Zhong Dun Security Technology Development Company on behalf of the Ministry of Security No. 1 Research Institute.

     19. Agreement for Purchase of Equipment, dated September 3, 2001, between the Company and Beijing Bu Lu Dun High Tech Company Limited on behalf of the China Motor Vehicle Safety Inspection Center

     20. Technical Services and Licensing Agreement, dated September 3, 2001, between the Company and Beijing Bu Lu Dun High Tech Company Limited on behalf of the China Motor Vehicle Safety Inspection Center.

     21. Agreement for Purchase of Equipment, dated August 10, 2001, between the Company and Tranco Limited.

     22. Technical Services and Licensing Agreement, dated August 10, 2001, between the Company and Tranco Limited.

     23. Agreement for Purchase of Equipment, dated August 10, 2001, between the Company and Tranco Limited.

     24. Technical Services and Licensing Agreement, dated August 10, 2001, between the Company and Tranco Limited.

     25.  Equipment Purchase Agreement, dated September 6, 2001, between the







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          Company and Shangdong Lu Neng Huang Tai Industrial Group Limited.

     26. Technical Services and Licensing Agreement, dated September 6, 2001, between the Company and Shangdong Lu Neng Huang Tai Industrial Group Limited.

     27. Agreement of Transfer of Shares, dated September 6, 2001, between the Company and Shangdong Lu Neng Huang Tai Industrial Group Limited.

     28. Agreement of Transfer of Shares, dated September 6, 2001, between the Company and Shangdong Lu Neng Huang Tai Industrial Group Material Trading Company.

     29. Agreement of Transfer of Shares, dated September 6, 2001, between the Company and United Power (USA).




                  Signed to this 12th day of November, 2001.





                  By:          /s/ Eric Gravell
                     -------------------------------------------
                  Name:        Eric Gravell

                  Title:       Executive Vice President and Director